Templeton Emerging Markets
Appreciation Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Emerging Markets Appreciation Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.

--------------------------------------------------------------------------------

November 15, 1995

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Emerging Markets Appreciation Fund for the period ended September 30, 1995.

The investment environment in many emerging markets, particularly in Latin America and Asia, improved markedly during this six-month period. The governments of Mexico, Argentina, and Brazil continued to implement fiscal and monetary policies aimed at stabilizing their economies and increasing investor confidence. Problems such as high inflation and bad loans continued to plague Mexico, but its financial markets rebounded strongly from their March bottom amid signs of economic stabilization and renewed interest from foreign investors. Despite rumors that Argentina's finance minister might resign, macro-economic and corporate fundamentals there remained strong as a combination of external aid and government action helped the economy recover from a liquidity crisis in the banking system. Although rising inflation, a deteriorating trade balance, and uncertainty surrounding Brazil's currency caused many people to proclaim the demise of the Real Plan (Brazil's economic program), we believe that actions to restrict credit and quench consumer demand can effectively slow the Brazilian economy.

In contrast to slower growth in many developed countries, most Asian emerging-market economies continued to grow rapidly due to booming exports and high levels of domestic and foreign investment. China's relatively stable economy contributed to the economic well-being of the region, and lower long-term U.S. interest rates provided added incentive to dollar-based investors seeking higher-yielding debt securities in many of these markets. Although many investors fear that the reversion of Hong Kong to China in 1997 could adversely affect Hong Kong's thriving economy, we believe stock prices already reflect these concerns. The Philippines, whose economic development has lagged most other Asian countries, represents another exciting investment prospect because of its tremendous growth potential.

Eastern Europe also began to show promising signs during the six months under review. Economic growth in Poland and the Czech Republic continued to strengthen. Lower inflation and falling interest rates in Turkey benefited its stock market, and corporate earnings there are expected to improve further as the country moves closer to removing trade barriers with the rest of Europe.

--------------------------------------------------------------------------------

Templeton Emerging Markets
Appreciation Fund

Portfolio Breakdown on 9/30/95
Based on Total Net Assets

                           [PIE GRAPH APPEARS HERE]

Equities                          55.3%
Fixed-Income Securities           33.8%
Short-Term Obligations &
Other Net Assets                  10.9%

Turkey's strategic geographic location is a key element of its export business, allowing it opportunity to take advantage of both the large European and Central Asian markets. With long-term earnings appearing attractive and valuations reasonable, we will continue to seek bargains in Turkey.

In searching for bargains, we analyze a company's financial health, as well as its historical and prospective performance, by looking at scores of financial indicators. We also assess the company's management and attempt to look from its perspective at the political, economic, competitive, technological, and social environment.

By September 30, 1995, 55.3% of the Fund's total net assets were invested in equities, 33.8% in fixed-income securities, and 10.9% in short-term obligations and other assets. During the period, we found a large number of bargain stocks in Latin America and nearly doubled our total exposure there. Although the Fund had more assets invested in Asia than in any other region, we decreased our weighting there, from 36.5% to 33.3% of total net assets, because many Asian stocks appeared expensive. The Fund's largest single-country exposure at the end of the reporting period was Hong Kong (12.1% of total net assets), followed by Argentina (9.4%), Brazil (9.4%), Mexico (8.5%), Turkey (6.7%), and Greece (5.9%). Our largest equity holding was American Depositary Receipts (ADRs) issued by Telefonos de Mexico SA, representing 2.9% of the Fund's total net assets at the end of the reporting period.

With regard to the Fund's fixed-income portfolio, we sold our Indonesian rupiah-denominated securities, expecting short-term volatility as a result of government efforts to keep that currency competitive on world markets. We also eliminated our Pakistani fixed-income holdings, prior to their recent credit-rating downgrade by Moody's. As pressure mounted for Argentina to devalue its currency, we sold our peso-denominated Bocon Previsionale

--------------------------------------------------------------------------------

Templeton Emerging Markets
Appreciation Fund

Geographic Distribution on 9/30/95
Based on Total Net Assets

                           [PIE GRAPH APPEARS HERE]

Europe                              15.3%
Asia                                33.3%
Latin America                       36.4%
Mid-East/Africa                      4.0%
Short-Term Obligations &
Other Net Assets                    11.0%

holdings. In anticipation of Mexico's continuing economic upheaval, we sold the Fund's Mexican Par Bonds and a corporate bond of Grupo Mexicano de Desarrolla SA in favor of new, two-year United Mexican States issues. We also purchased Brady Bonds in Argentina, Brazil, and Ecuador, all of which have long maturities and, therefore, relatively high interest-rate sensitivity. Temporary double-digit rates in Thailand gave us opportunity to enhance the portfolio's yield and credit exposure, since this country has an "A" credit-quality rating.

We maintain a positive outlook for emerging markets. Slower U.S. economic growth in the first half of 1995,

--------------------------------------------------------------------------------

Templeton Emerging
Markets Appreciation Fund

Top 10 Holdings on 9/30/95
Based on Total Net Assets


                                                                      % of Total
Name, Industry, Country                                               Net Assets
--------------------------------------------------------------------------------
Telmex-Telefonos de Mexico SA, L, ADR;
Telecommunications, Mexico                                               2.9%
--------------------------------------------------------------------------------
Government of Brazil, 6.6875%, FRN A,
1/01/01, Government Bond, Brazil                                         2.4%
--------------------------------------------------------------------------------
Alpha Credit Bank; Banking, Greece                                       2.2%
--------------------------------------------------------------------------------
Cemex SA, B; Building Materials &
Components, Mexico                                                       1.9%
--------------------------------------------------------------------------------
Akbank; Banking, Turkey                                                  1.9%
--------------------------------------------------------------------------------
Ergo Bank SA; Banking, Greece                                            1.5%
--------------------------------------------------------------------------------
Government of Brazil, 7.25%, FRN, L,
4/15/06                                                                  1.5%
--------------------------------------------------------------------------------
Electrobras-Centrais Electricas Brasileiras
SA, B, pfd.; Telecommunications, Brazil                                  1.4%
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.; Multi-Industry,
Hong Kong                                                                1.4%
--------------------------------------------------------------------------------
HSBC Holdings PLC; Banking, Hong Kong                                    1.4%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 7 of this report.


coupled with subdued inflation, has resulted in lower interest rates in many global markets. Furthermore, the universe of emerging-market debt continues to expand as more corporate and sovereign debt issuers enter the market. The increase in the net asset value of the Fund's shares during the reporting period, as shown in the Performance Summary on page 5, reinforces our belief in our bargain-hunting investment strategy and in the enormous potential of emerging markets. Of course, past performance is not indicative of future results.

Please remember that investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong stock market has increased 763% over last 15 years, but has suffered six declines of more than 20% during that time.*

We appreciate your participation in the Templeton Emerging Markets Appreciation Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Portfolio Manager--Equity Securities
Templeton Emerging Markets Appreciation Fund, Inc.



/s/ Tom Wilkinson

Tom Wilkinson, CFA
Portfolio Manager--Fixed-Income Securities
Templeton Emerging Markets Appreciation Fund, Inc.

* Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Emerging Markets Appreciation Fund produced a total return of -4.01% for the six-month period ended September 30, 1995. Based on the change in actual net asset value (in contrast to market price), total return was 12.88% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased from $12.875 on March 31, 1995 to $12.125 on September 30, 1995, while the net asset value increased from $12.05 to $13.33 for the same period. Shareholders received distributions of 17 cents ($0.17) per share in dividend income and 8 cents ($0.08) per share in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund

Cumulative Total Returns*
Periods Ended September 30, 1995


                                                                        Since
                                                                      Inception
                                       Six-Month       One-Year       (04/29/94)
Based on change
in net asset value                      12.88%           -4.40%         -0.26%

Based on change
in market price                         -4.01%          -14.81%        -14.81%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

To reduce the likelihood of a market-price discount occurring and continuing, the Investment Manager has undertaken to waive one-half of its fee under the Investment Management Agreement (and, correspondingly, PaineWebber has undertaken to waive one-half of the fee to be paid to it by the Investment Manager under the Economic Consulting and Shareholder Servicing Agreement) during the fiscal quarter following the fiscal period ending May 31, 1994 and any of the succeeding four full fiscal quarters of the Fund during which the average closing price of the Fund's shares is less than the $15.00 initial offering price.

--------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                               SIX MONTHS      APRIL 29, 1994
                                                 ENDED          (COMMENCEMENT
                                           SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                              (UNAUDITED)      MARCH 31, 1995
                                           ------------------ -----------------
Net asset value, beginning of period            $ 12.05           $  14.10
                                                -------           --------
Income from investment operations:
 Net investment income                              .44                .48
 Net realized and unrealized gain (loss)           1.09              (1.97)
                                                -------           --------
Total from investment operations                   1.53              (1.49)
                                                -------           --------
Underwriting expenses deducted from capi-
 tal                                                 --               (.15)
                                                -------           --------
Distributions:
 Dividends from net investment income              (.17)              (.32)
 Distributions from net realized gains             (.08)              (.09)
                                                -------           --------
Total distributions                                (.25)              (.41)
                                                -------           --------
Change in net asset value                          1.28              (2.05)
                                                -------           --------
Net asset value, end of period                  $ 13.33           $  12.05
                                                =======           ========
TOTAL RETURN *
Based on market value per share                 (4.01)%           (11.25)%
Based on net asset value per share               12.88%           (11.64)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $56,422           $ 51,022
Ratio of expenses, inclusive of fee waiv-
 er, to average net assets                        1.37%**            1.79%**
Ratio of net investment income to average
 net assets                                       6.63%**            3.98%**
Portfolio turnover rate                          10.09%             58.79%

 *NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                  COUNTRY   SHARES     VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 50.2%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 2.2%
           Arcelik AS                               Tur.   1,528,843 $  239,279
           Bekoteknik AS                            Tur.     482,282     55,874
           Foshan Electrical and Lighting Co.
           Ltd., B                                  Chn.     400,000    292,303
           Semi-Tech (Global) Co. Ltd.              H.K.     111,481    167,978
           Turk Demir Dokum, br.                    Tur.   3,144,000    466,488
                                                                     ----------
                                                                      1,221,922
-------------------------------------------------------------------------------
 Automobiles: 1.5%
           Associated Motorways Ltd.                Lka.      72,000     65,778
           Ciadea SA                                Arg.     109,333    426,420
           Jardine International Motor Holdings
           Ltd.                                     H.K.     152,000    165,138
           Otosan Otomobil Sanayii AS               Tur.     212,700     55,120
           Tofas Turk Otomobil Fabrikasi AS         Tur.     944,000    138,146
                                                                     ----------
                                                                        850,602
-------------------------------------------------------------------------------
 Banking: 13.5%
           Akbank                                   Tur.   4,074,000  1,055,762
           Alpha Credit Bank                         Gr.      20,000  1,243,568
           Banco Bradesco SA                       Braz.  16,390,900    137,587
           Banco Comercial Portugues SA            Port.      37,000    491,705
           Banco de Galicia y Buenos Aires SA,
           B                                        Arg.      94,050    426,068
           Banco Del Sud SA, B                      Arg.       2,110     12,239
           Banco do Brasil SA                      Braz.   2,705,276     39,172
           Banco Espirito Santo e Comercial de
           Lisboa                                  Port.      33,800    462,026
           Banco Portugues de Investimento SA      Port.      11,000    160,265
           Banco Totta & Acores SA                 Port.      12,000    232,046
           *Daegu Bank Co. Ltd.                     Kor.       7,000    121,511
           *Daegu Bank Co. Ltd., new                Kor.       1,527     25,513
           Ergo Bank SA                              Gr.      18,000    871,827
           Espirito Santo Financial Holding SA,
           ADR                                     Port.      19,820    232,885
           First National Bank Holdings Ltd.       S.AF.      40,000    279,318
           Grupo Financiero Banamex Accival SA,
           B                                        Mex.      72,000    136,552
           Grupo Financiero Banamex Accival SA,
           L                                        Mex.       3,600      6,387
           Grupo Financiero Bancomer SA de CV,
           B                                        Mex.   2,046,000    612,517
           Grupo Financiero Bancomer SA de CV,
           L                                        Mex.      75,777     21,379
           Grupo Financiero Serfin SA, B            Mex.      40,000     29,467
           HSBC Holdings PLC                        H.K.      56,708    788,457
           National Bank of Greece SA                Gr.       2,000    101,672
           PT Inter-Pacific Bank, fgn.             Indo.       9,500      7,548
           Turkiye Garanti Bankasi AS               Tur.   2,003,400    144,554
                                                                     ----------
                                                                      7,640,025
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                  COUNTRY  SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Building Materials & Components: 3.9%
           Akcimento                                Tur.     75,000 $    25,534
           Cemex SA, B                              Mex.    262,000   1,047,179
           Cimentas Izmir Cimento Fabrikasi
           Turk AS                                  Tur.    525,250     314,936
           Cimsa Cimento Sanayi ve Ticaret AS       Tur.    235,000     124,187
           Izocam Ticaret ve Sanayii AS, br.        Tur.     49,714       6,972
           K Wah International Holdings Ltd.        H.K.    838,060     126,819
           *Royal Ceramic Industry Public Co.
           Ltd.                                    Thai.    181,000     346,204
           Shanghai Yaohua Pilkington Glass, B      Chn.     77,000      81,620
           Thai Asahi Glass Public Co. Ltd.        Thai.     72,610     143,224
                                                                    -----------
                                                                      2,216,675
-------------------------------------------------------------------------------
 Business & Public Services: 0.1%
           Sanitary Wares Manufacturing Corp.,
           br.                                     Phil.      6,923       2,352
-------------------------------------------------------------------------------
 Chemicals: 0.4%
           PT Unggul Indah Corp., fgn.             Indo.     68,200      56,444
           Shanghai Chlor-Alkali Chemical Co.
           Ltd., B                                  Chn.    312,000      89,232
           Shenzhen Petrochemical (Group)
           Shareholding Co. Ltd., B                 Chn.    249,600      72,636
                                                                    -----------
                                                                        218,312
-------------------------------------------------------------------------------
 Construction & Housing: 0.2%
           Hopewell Holdings Ltd.                   H.K.    201,516     136,834
-------------------------------------------------------------------------------
 Electrical & Electronics: 0.7%
           *Dae Duck Electronics Co. Ltd.           Kor.      2,000      93,726
           Great Wall Electronic International
           Ltd.                                     H.K.    566,000      46,119
           Netas Northern Electric Telekomunic
           Asyon AS                                 Tur.    594,000     229,390
                                                                    -----------
                                                                        369,235
-------------------------------------------------------------------------------
 Electronic Components & Instruments: 0.1%
           S. Megga International Holdings Ltd.     H.K.    494,000      31,307
-------------------------------------------------------------------------------
 Energy Sources: 1.3%
           Engen Ltd.                              S.AF.     25,774     151,747
           Transportadora de Gas del Sur SA, B      Arg.     81,931     172,064
           YPF Sociedad Anonima, ADR                Arg.     24,000     432,000
                                                                    -----------
                                                                        755,811
-------------------------------------------------------------------------------
 Financial Services: 1.3%
           Alpha Leasing SA                          Gr.     10,000     255,146
           Etba Leasing                              Gr.     12,600     237,736
           PT Ficorinvest Bank, fgn.               Indo.    112,000     111,234
           Sun Hung Kai & Co. Ltd.                  H.K.    349,000     103,819
                                                                    -----------
                                                                        707,935
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                   COUNTRY  SHARES     VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Food & Household Products: 2.6%
           Chareon Pokphand Feedmill Public Co.
           Ltd., fgn.                               Thai.     13,000 $   60,092
           Del Monte Royal Foods Ltd                S.AF.      5,800      8,338
           Elais Oleaginous Co.                       Gr.      8,800    287,925
           Hellas Can--Container Manufacturers        Gr.     18,270    357,252
           PT Anwar Sierad, fgn.                    Indo.    102,000     56,279
           PT Charoen Pokphand Indonesia, fgn.      Indo.     46,000     98,731
           PT Cipendawa Farm Enterprises, fgn.      Indo.     65,000     69,935
           PT Japfa Comfeed Indonesia, fgn.         Indo.     67,000     36,968
           PT Multibreeder Adirama, fgn.            Indo.    193,500    106,765
           Vitro SA                                  Mex.    156,000    414,207
                                                                     ----------
                                                                      1,496,492
-------------------------------------------------------------------------------
 Health & Personal Care: 0.2%
           Hankook Cosmetics Co. Ltd.                Kor.      3,000    111,690
-------------------------------------------------------------------------------
 Industrial Components: 0.6%
           Marshall Boya ve Vernik Sanayii AS        Tur.  1,620,528    181,157
           *Shanghai Rubber Belt Co. Ltd., B         Chn.    549,000     89,487
           Shanghai Tyre & Rubber Co. Ltd., B        Chn.    169,000     52,728
                                                                     ----------
                                                                        323,372
-------------------------------------------------------------------------------
 Insurance: 0.1%
           Anadolu Anonim Turk Sigorta Sirketi       Tur.    152,960     24,872
-------------------------------------------------------------------------------
 Leisure & Tourism: 0.5%
           Hinds Hotels International Ltd.          Sing.    129,000    149,578
           Shangri-La Hotels (Malaysia) Bhd.         Mal.    141,000    145,378
                                                                     ----------
                                                                        294,956
-------------------------------------------------------------------------------
 Machinery & Engineering: 0.6%
           Keppel Philippine Holdings Inc., B       Phil.    212,500     97,870
           Shanghai Erfangji Textile Machinery
           Co. Ltd., B                               Chn.    323,400     54,978
           Shanghai Industrial Sewing Machine
           Corp.                                     Chn.    192,000     35,328
           Shanghai Steel Tube Co. Ltd., B           Chn.    249,700     35,457
           *Tubos de Acero de Mexico SA              Mex.     21,654    132,368
                                                                     ----------
                                                                        356,001
-------------------------------------------------------------------------------
 Merchandising: 0.8%
           Cifra SA, C                               Mex.     10,000     11,599
           Dickson Concepts (International) Ltd.     H.K.    227,000    164,414
           Wo Kee Hong Holdings Ltd.                 H.K.  1,010,000    232,523
           Yaohan Hongkong Corp. Ltd.                H.K.    460,000     29,748
                                                                     ----------
                                                                        438,284
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                   COUNTRY  SHARES     VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Metals & Mining: 0.6%
           Antofagasta Holdings PLC                 Chil.     34,000 $  181,516
           Philex Minning Corp., B                  Phil.  1,103,300    143,973
                                                                     ----------
                                                                        325,489
-------------------------------------------------------------------------------
 Multi-Industry: 4.8%
           Cheung Kong Holdings Ltd.                 H.K.    146,000    794,987
           Clal Industries Ltd.                      Isr.     10,000     65,779
           *Comercial de Plata SA                    Arg.    151,000    354,868
           Dairy Farm International Holdings
           Ltd.                                      H.K.    126,693    110,223
           DESC SA, B                                Mex.      3,033     11,409
           Jardine Strategic Holdings Ltd.           H.K.     28,125     82,125
           *Jardine Strategic Holdings Ltd.,
           wts.                                      H.K.      3,125      1,125
           Koc Holding AS                            Tur.    577,840    103,353
           *Koc Holding AS, rts.                     Tur.    233,000     19,208
           Koc Yatirim ve Sanayii Mamullesi
           Pazarlanca AS                             Tur.    876,800    249,496
           Lai Sun Garment International Ltd.        H.K.    163,000    166,548
           Perlis Plantations Bhd., fgn.             Mal.     60,000    191,083
           Rembrandt Group Ltd.                     S.AF.     20,000    167,043
           Shenzhen Gintian Industrial Co. Ltd.,
           B                                         Chn.    208,800     93,980
           Stelux International Holdings Ltd.        H.K.    473,254    125,480
           Transarchipel Shipping Ltd., TSL         Zmbe.    700,000    186,402
                                                                     ----------
                                                                      2,723,109
-------------------------------------------------------------------------------
 Real Estate: 3.9%
           Bangkok Land Co. Ltd., fgn.              Thai.    118,000    179,857
           Hang Lung Development Co. Ltd.            H.K.    300,000    483,076
           *Hang Lung Development Co. Ltd., wts.     H.K.     30,000      4,811
           Lai Sun Development Co. Ltd.              H.K.  1,178,000    138,647
           New World Development Co. Ltd.            H.K.    110,379    435,423
           PT Duta Anggada Realty, fgn.             Indo.    162,000    113,518
           PT Summarecon Agung, fgn.                Indo.    153,000    108,056
           Shanghai Jinqiao Export Processing
           Zone Development, B                       Chn.    115,000     65,550
           Shenzhen Properties & Resources
           Develop.(Group) Ltd., B                   Chn.    209,000     44,872
           Sun Hung Kai Properties Ltd.              H.K.     65,000    527,536
           Tian An China Investments Co. Ltd.        H.K.    768,000    108,271
                                                                     ----------
                                                                      2,209,617
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                   COUNTRY  SHARES     VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 1.1%
           China First Pencil Co. Ltd., B            Chn.    372,000 $  110,856
           *Fu Hui Jewellery Co. (H.K.) Ltd.         H.K.  1,572,000     66,079
           Shanghai Wingsung Stationery Co.
           Ltd., B                                   Chn.    297,000     68,310
           Shenzhen China Bicycles Co.
           (Holdings) Ltd., B                        Chn.    116,000     38,258
           Yue Yuen Industrial (Holdings) Ltd.       H.K.  1,236,000    343,702
                                                                     ----------
                                                                        627,205
-------------------------------------------------------------------------------
 Telecommunications: 3.2%
           Telebras-Telecomunicacoes Brasileiras
           SA                                       Braz.  4,525,000    181,370
           Telmex-Telefonos de Mexico SA, L, ADR     Mex.     51,800  1,644,650
                                                                     ----------
                                                                      1,826,020
-------------------------------------------------------------------------------
 Textiles & Apparel: 2.8%
           Goldlion Holdings Ltd.                    H.K.    519,000    285,287
           Hua Thai Manufacturing Public Co.
           Ltd.                                     Thai.     16,000     41,443
           *Laws International Holdings Ltd.         H.K.    438,000     57,783
           PT Eratex Djaja, fgn.                    Indo.    144,000     55,617
           PT Ganda Wangsa Utama, fgn.              Indo.    275,600     97,321
           PT Hadtex Indosyntec, fgn.               Indo.    114,000     61,642
           PT Polysindo Eka Perkasa, fgn.           Indo.    796,000    456,764
           Saha Union Public Co. Ltd., fgn.         Thai.     80,000    104,802
           Shanghai Lian Hua Fibre Corp., B          Chn,    248,400     56,635
           Thai Rayon Public Co. Ltd.               Thai.     17,000    136,840
           Thai Wacoal Public Co. Ltd., fgn.        Thai.     12,500     95,637
           Tungtex (Holdings) Co. Ltd.               H.K.  1,364,000    153,482
                                                                     ----------
                                                                      1,603,253
-------------------------------------------------------------------------------
 Transportation: 1.4%
           Chiwan Wharf Holdings Ltd., B             Chn,    170,000     80,254
           Malaysian International Shipping
           Corp. Bhd., fgn.                          Mal.    229,333    689,277
                                                                     ----------
                                                                        769,531
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 1.6%
           Central Costanera SA, B                   Arg.    120,000    312,016
           Central Termoelectricia de Buenos
           Aires                                     Arg.     17,709     20,366
           CEZ, GDR                                  Csk.      8,000    333,000
           CEZ, GDS, 144a                            Csk.      6,000    249,750
                                                                     ----------
                                                                        915,132
-------------------------------------------------------------------------------
 Wholesale & International Trade: 0.2%
           East Asiatic Co. (Hong Kong) Ltd.
           (The)                                     H.K.    945,000    114,891
                                                                     ----------
 TOTAL COMMON STOCKS (cost $31,737,637)                              28,310,924
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                COUNTRY   SHARES     VALUE

-----------------------------------------------------------------------------
 PREFERRED STOCKS: 5.1%
-----------------------------------------------------------------------------
           Banco do Brazil SA, pfd.              Braz.  20,000,000 $  329,469
           *Banespa-Banco do Estado de Sao
           Paulo SA, pfd.                        Braz.   1,924,200     12,922
           *Cia Mesbla SA, pfd.                  Braz.   2,465,000     40,348
           Eletrobras-Centrais Eletricas
           Brasileiras SA, B, pfd.               Braz.   2,613,000    806,067
           Petrobras-Petroleo Brasileiro SA,
           pfd.                                  Braz.   7,347,000    774,748
           Telebras-Telecomunicacoes
           Brasileiras SA, pfd.                  Braz.  15,533,000    739,938
           Vale de Rio Doce, pfd.                Braz.   1,000,000    168,406
                                                                   ----------
 TOTAL PREFERRED STOCKS (cost $3,347,611)                           2,871,898
-----------------------------------------------------------------------------
                                                        PRINCIPAL
                                                         IN LOCAL
                                                        CURRENCY**
-----------------------------------------------------------------------------
 BONDS CORPORATE: 8.3%
-----------------------------------------------------------------------------
           Bariven SA, 10.625%, 3/17/02           U.S.     330,000    310,200
           Bridas Corp., Yankee, 12.50%,
            11/18/99                              U.S.     460,000    443,900
           CEZ AS, 14.375%, 1/27/01               U.S.  15,590,000    634,064
           Essar Gujarat Ltd., 8.4%, FRN,
            7/15/99, 144a                         U.S.     210,000    209,213
           Guaranteed Capital Corp. Ltd.,
            11.00%, 3/21/97                       U.S.     225,000    218,250
           Henderson Capital International
            Ltd., 4.25%, 10/27/96                 U.S.     550,000    555,500
           Industrias Klabin Papel Celulose,
            12.125%, 12/28/02, 144a               U.S.     210,000    211,575
           Iochpe--Maxion SA, 12.375%,
            11/08/02, 144a                        U.S.     250,000    210,000
           Philippine Long Distance Telephone
            Co., 10.625%, 6/02/04                 U.S.     500,000    531,688
           PIV Investment Finance (Cayman)
            Ltd., 4.50%, conv., 12/01/00          U.S.     330,000    267,300
           Produvisa Capital Corp., 9.50%,
            11/29/96                              U.S.     350,000    322,000
           PT Polysindo Eka Perkasa Global,
            13.00%, 6/15/01                       U.S.     500,000    520,000
           Tjiwi Kimia International Finance
            Co. BV, 13.25%, 8/01/01               U.S.     250,000    272,500
                                                                   ----------
 TOTAL BONDS--CORPORATE (cost $4,707,820)                           4,706,190
-----------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                         IN LOCAL
 INDUSTRY  ISSUE                                COUNTRY CURRENCY**     VALUE

-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 25.5%
-------------------------------------------------------------------------------
           Argentina Domestic Securities
            Trust (Morgan Stanley), 14.75%,
            9/01/02                              U.S.       430,000 $   326,800
           Argentina Local Markets Securities
            Trust 1994-1
            (Goldman Sachs Group, L.P.),
            13.375%, 8/15/01                     Arg.       750,000     703,125
           Associacion Nacional del Cafe,
            11.00%, 8/31/98                      U.S.       460,000     464,600
           Banco Central de Costa Rica, A,
            6.25%, 5/21/10                       U.S.       400,000     226,000
           Banco Ganadero SA, 9.75%, 8/26/99,
            144a                                 U.S.       200,000     203,500
           Bank Foreign Economic Affairs
            Russia, 7.00%, 3/29/96               Ger.     1,000,000     693,492
           Ceskoslovenska Obchodni Banka,
            11.125%, 8/26/97                     Csk.     5,420,000     206,410
           Government of Brazil:
           6.6875%, FRN A, 1/01/01               U.S.     1,567,500   1,329,436
           7.25%, EI, FRN, L, 4/15/06            U.S.     1,290,000     857,850
           conv., L, 7.3125%, FRN, 4/15/12       U.S.     1,200,000     696,000
           Government of Uruguay, A, 6.75%,
            2/19/21                              U.S.       250,000     167,500
           Kingdom of Jordan, 6.6875%, FRN,
            12/23/05                             U.S.       700,000     490,000
           Kingdom of Morocco Loan Partn.,
            5.9375%, FRN, 1/01/09                U.S.     1,500,000     935,625
           National Bank of Hungary, 7.95%,
            11/01/03                             U.S.       200,000     178,500
           Phillippine Pars, B, 5.75%, FRN,
            12/01/17                             U.S.       500,000     370,938
           Poland, disc. 7.125%, FRN,
            10/27/24                             U.S.       619,000     478,951
           Poland, PDI, 3.25%, FRN, 10/27/14     U.S.       347,000     219,478
           PT Astra International, 9.75%,
            4/29/01                              U.S.       175,000     182,000
           Rep. Turkey Public Partn. Auth.:
           ser. 4, 6.5625%, 2/21/96              U.S.        40,000      39,700
           ser. 5, 6.8125%, 2/21/97              U.S.       295,000     293,156
           Republic of Argentina:
           6.8125%, FRN, 3/31/05                 U.S.       965,000     598,300
           6.875%, FRN, 3/31/23                  U.S.       300,000     175,500
           Republic of Bulgaria, IAB, 6.75%,
            FRN, 7/28/24                         U.S.     1,000,000     450,000
           Republic of Ecudaor:
           7.25%, FRN, 2/28/25, 144a             U.S.       825,000     406,312
           6.75%, FRN, 12/21/04, 144a            U.S.       172,575     100,525
           6.8125%, FRN, 2/27/15, 144a           U.S.     1,870,341     610,199
           Republic of Panama, 7.125%, FRN,
            5/10/02                              U.S.       500,000     403,750
           Republic of Venezuela:
           9.00%, 5/27/96                        U.S.        75,000      74,812
           9.125%, 3/11/96                       U.S.       150,000     150,375
           Sei Holdings IX Inc., 11%,
            11/30/00, 144a                       U.S.       210,000     211,313
           Telefonica de Argentina SA,
            11.875%, 11/01/04                    U.S.       450,000     448,875
           Thailand Military Bank, CD 11%,
            6/05/96                              U.S.    10,000,000     398,167
           United Mexican States:
           11.1875%, FRN, 7/20/97, 144a          U.S.       750,000     763,125
           8.50%, 9/15/02                        U.S.       295,000     255,912
           Vnesheconombank Loan Participation    U.S.       750,000     254,062
                                                                    -----------
 TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES
  (cost $14,147,346)                                                 14,364,288
-------------------------------------------------------------------------------

Templeton Emerging Markets Appreciation Fund, Inc.
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                         IN LOCAL
 INDUSTRY  ISSUE                                COUNTRY CURRENCY**     VALUE

-------------------------------------------------------------------------------
 INDEXED SECURITIES: 0.9%
-------------------------------------------------------------------------------
           Morgan Stanley Group, IDR
            (principal and interest is linked
            to the change in the Indian
            Rupees to U.S. Dollar foreign
            exchange rate between issue date
            31.41 Rupee/U.S. Dollar) and
            maturity date), 14.00%, 6/26/96      Ind.       210,000 $   190,974
           National Westminister Bank PLC
            (principal and interest is linked
            to the change in the Indian Rupee
            to U.S. Dollar foreign exchange
            rate between issue date (31.42
            Rupee/U.S. Dollar and maturity
            date), 14.00%, 4/24/96               U.S.       350,000     318,990
                                                                    -----------
 TOTAL INDEXED SECURITIES (cost $560,000)                               509,964
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 8.9%
-------------------------------------------------------------------------------
           Federal National Mortgage Assn.,
            5.57%, 10/27/95                      U.S.       515,000     512,997
           U.S. Treasury Bills, 5.16% to
            5.385%, with
            maturities to 11/24/95               U.S.     4,556,000   4,529,559
                                                                    -----------
 TOTAL SHORT TERM OBLIGATIONS (cost
  $5,042,428)                                                         5,042,556
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 98.9% (cost $59,542,842)                         55,805,820
 UNREALIZED GAIN IN FORWARD EXCHANGE CON-
  TRACTS: 0.1%                                                           32,256
 OTHER ASSETS, LESS LIABILITIES: 1.0%                                   583,941
                                                                    -----------
 TOTAL NET ASSETS: 100.0%                                           $56,422,017
                                                                    ===========

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Appreciation Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $59,542,842)                         $55,805,820
 Cash                                                         4,530
 Receivables:
  Investment securities sold                                332,160
  Dividends and interest                                    647,747
 Unrealized gain on forward exchange contracts (note 5)      32,256
 Unamortized organization costs                              14,053
                                                        -----------
   Total assets                                          56,836,566
                                                        -----------
Liabilities:
 Payable for investment securities purchased                242,736
 Accrued expenses                                           171,813
                                                        -----------
   Total liabilities                                        414,549
                                                        -----------
Net assets, at value                                    $56,422,017
                                                        ===========
Net assets consist of:
 Undistributed net investment income                    $ 1,830,436
 Net unrealized depreciation                             (3,705,828)
 Accumulated net realized loss                             (765,728)
 Net capital paid in on shares of
  capital stock                                          59,063,137
                                                        -----------
Net assets, at value                                    $56,422,017
                                                        ===========
Shares outstanding                                        4,233,248
                                                        ===========
Net asset value per share
 ($56,422,017 / 4,233,248)                              $     13.33
                                                        ===========


STATEMENT OF OPERATIONS
for the six months ended September 30, 1995 (unaudited)

Investment income:
 (net of $46,114
 foreign taxes withheld)
 Dividends                          $  737,913
 Interest                            1,487,105
                                    ----------
  Total income                                  $2,225,018
Expenses:
 Management fees (Note 3)              202,288
 Administrative fees (Note 3)           69,288
 Transfer agent fees                    19,779
 Custodian fees                         17,754
 Reports to shareholders                14,919
 Audit fees                             22,000
 Legal fees (Note 3)                     6,686
 Registration and filing fees            8,419
 Directors' fees and expenses            8,166
 Amortization of organization costs      1,955
 Other                                  10,248
                                    ----------
  Total expenses                                   381,502
                                                ----------
   Net investment income                         1,843,516
Realized and unrealized
 gain (loss):
 Net realized loss on:
  Investments                         (482,371)
  Foreign currency transactions        (85,203)
                                    ----------
                                      (567,574)
                                    ----------
Net unrealized appreciation on:
 Investments                         5,138,169
 Foreign currency
  translation of other
  assets and liabilities                44,188
                                    ----------
                                     5,182,357
                                    ----------
  Net realized and unrealized gain               4,614,783
                                                ----------
Net increase in net assets
 resulting from operations                      $6,458,299
                                                ==========


                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Emerging Markets Appreciation Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS      APRIL 29, 1994
                                                ENDED        (COMMENCEMENT OF
                                          SEPTEMBER 30, 1995  OPERATIONS) TO
                                             (UNAUDITED)      MARCH 31, 1995
                                          ------------------ ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                      $ 1,843,516       $ 2,039,681
  Net realized gain (loss) on investment
   and foreign currency transactions            (567,574)          542,555
  Net unrealized appreciation (deprecia-
   tion)                                       5,182,357        (8,888,185)
                                             -----------       -----------
   Net increase (decrease) in net assets
    resulting from operations                  6,458,299        (6,305,949)
 Distributions to shareholders:
  From net investment income                    (719,652)       (1,333,109)
  From net realized gain                        (338,660)         (402,049)
 Capital share transactions (Note 2)                  --        58,963,126
                                             -----------       -----------
   Net increase in net assets                  5,399,987        50,922,019
Net assets:
 Beginning of period                          51,022,030           100,011
                                             -----------       -----------
 End of period                               $56,422,017       $51,022,030
                                             ===========       ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Appreciation Fund, Inc.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) was organized as a Maryland corporation on February 16, 1994 and commenced operations on April 29, 1994 as a closed-end, non-diversified management investment company regis-tered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Exchange Contracts:

The Fund may enter into forward exchange contracts and currency option con-tracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments: options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference be-tween the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an op-tion, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

c. Indexed Securities:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these notes, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

d. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Templeton Emerging Markets Appreciation Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

e. Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

f. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

g. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On April 29, 1994, the fund completed the initial public offering of 4,000,000 shares of its common stock; proceeds paid to the Fund amounted to $55,776,685, after deduction of underwriting commissions and expenses of $623,315. On June 17, 1994, the Fund completed a subsequent offering of 225,000 shares of its common stock; proceeds paid to the Fund amounted to $3,172,500.

At September 30, 1995, there were 100,000,000 shares of capital stock autho-rized ($0.01 par value).

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Management (Singapore) Pte. Ltd., (TIMPL), Templeton Investment Coun-sel, Inc. (TICI) and Templeton Global Investors, Inc. (TGII), the Fund's in-vestment manager, sub-advisor and administrative manager, respectively.

The Fund pays monthly an investment management fee to TIMPL equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. Templeton Invest-ment Management (Hong Kong) Limited acted as the Fund's investment manager, prior to its reorganization as the Hong Kong office of TIMPL on September 30, 1995. TIMPL has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. For its services TIMPL pays to TICI a fee equal, on an annual basis, to 0.30% of the Fund's average daily net assets. TIMPL pays monthly an economic consulting and shareholder servicing fee to Paine Webber (formerly Kidder, Peabody & Co.) equal, on an annual basis, to 0.10% of the average daily net assets of the Fund. TIMPL and Paine Webber have agreed to reduce their fee by one half during the quarter following the fiscal period ending May 31, 1994 and any succeeding four full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. Such reduction in fees for TIMPL and Paine Webber amounted to $144,150 and $11,564, respectively, for the period ended September 30, 1995. The Fund pays TGII monthly a fee of 0.25% per annum of the Fund's average daily net assets of which 0.20% is paid to Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administration services.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $6,686 for the six months ended Sep-tember 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1995 aggregated $7,924,496 and $4,725,005, respec-tively. The cost of securities for federal income tax purposes is $59,542,842. Realized gains and losses are reported on an identified cost basis.

Templeton Emerging Markets Appreciation Fund, Inc.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

At September 30, 1995, the gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 3,373,933
     Unrealized depreciation       (7,110,955)
                                  -----------
     Net unrealized depreciation  $(3,737,022)
                                  ===========

5. FINANCIAL INSTRUMENTS

During the period ended September 30, 1995, the Fund has been a party to finan-cial instruments with off-balance-sheet risks, primarily forward exchange con-tracts, in order to minimize the risk to the Fund, with respect to its portfo-lio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and con-tract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At September 30, 1995, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward ex-change rates at the date of entry into the contract:

     Net unrealized gain in forward exchange contract to sell
      1,700,000 Deutschemarks for 1,222,582 U.S. dollars, October 12,
      1995                                                             $32,256
                                                                       =======

6. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                  NET INCREASE
                                                           NET GAIN (LOSS)         (DECREASE)
                                                          ON INVESTMENT AND      IN NET ASSETS
                           INVESTMENT     NET INVESTMENT   FOREIGN CURRENCY      RESULTING FROM
                             INCOME           INCOME         TRANSACTIONS          OPERATIONS
                        ---------------- ---------------- -------------------  -------------------
                                    PER              PER                PER                  PER
                          TOTAL    SHARE   TOTAL    SHARE    TOTAL     SHARE      TOTAL     SHARE
                        ---------- ----- ---------- ----- -----------  ------  -----------  ------
1996
For the quarter ended:
June 30, 1995           $1,366,960 $.32  $1,132,201 $.27  $ 3,736,719  $  .88  $ 4,868,920  $ 1.15
September 30, 1995         858,058  .20     711,315  .17      878,064     .21    1,589,379     .38
                        ---------- ----  ---------- ----  -----------  ------  -----------  ------
                        $2,225,018 $.52  $1,843,516 $.44  $ 4,614,783  $ 1.09  $ 6,458,299  $ 1.53
                        ========== ====  ========== ====  ===========  ======  ===========  ======
1995
For the quarter ended:
June 30, 1994           $  426,842 $.10  $  236,441 $.05  $(1,152,308) $ (.27) $  (915,867) $ (.22)
September 30, 1994         858,573  .20     539,556  .13    3,412,377     .80    3,951,933     .93
December 31, 1994          878,186  .21     608,449  .15   (7,059,694)  (1.67)  (6,451,245)  (1.52)
March 31, 1995             792,291  .19     655,235  .16   (3,546,005)   (.84)  (2,890,770)   (.68)
                        ---------- ----  ---------- ----  -----------  ------  -----------  ------
                        $2,955,892 $.70  $2,039,681 $.49  $(8,345,630) $(1.98) $(6,305,949) $(1.49)
                        ========== ====  ========== ====  ===========  ======  ===========  ======

Templeton Emerging Markets Appreciation Fund, Inc.
Annual Meeting of Shareholders, July 26, 1995

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on July 26, 1995. The purpose of the meeting was to elect thirteen directors of the Fund, to ratify the selec-tion of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending March 31, 1996, and in their discretion, to autho-rize the Proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting the follow-ing persons were elected by the Shareholders to serve as directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, F. Bruce Clarke, Martin L. Flanagan, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Hasso-G Von Diergardt-Naglo. The Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending March 31, 1996. No other business was transacted at the meeting

The results of the voting at the Annual Meeting are as follows:

1. ELECTION OF THIRTEEN (13) DIRECTORS FOR THE TERMS SET FORTH BELOW:


                                       % OF      % OF             % OF
                                    OUTSTANDING SHARES         OUTSTANDING
                             FOR      SHARES    VOTED  AGAINST   SHARES    ABSTAIN  %
                          --------- ----------- ------ ------- ----------- ------- ---
TERM EXPIRING 1998:
  Harris J. Ashton        2,692,227   63.60%    97.45% 70,424     1.66%      --    --
  Nicholas F. Brady       2,692,127   63.59%    97.45% 70,524     1.67%      --    --
  S. Joseph Fortunato     2,693,627   63.63%    97.50% 69,024     1.63%      --    --
  Hasso-G Von Diegardt-
 Naglo                    2,690,761   63.56%    97.40% 71,890     1.70%      --    --
TERM EXPIRING 1997:
  F. Bruce Clarke         2,688,830   63.52%    97.33% 73,821     1.74%      --    --
  Martin L. Flanagan      2,693,727   63.63%    97.51% 68,924     1.63%      --    --
  Andrew H. Hines, Jr.    2,693,677   63.63%    97.50% 68,974     1.63%      --    --
  Charles B. Johnson      2,693,294   63.62%    97.49% 69,357     1.64%      --    --
TERM EXPIRING 1996:
  John Wm. Galbraith      2,691,938   63.59%    97.44% 70,713     1.67%      --    --
  Betty P. Krahmer        2,696,466   63.70%    97.60% 66,185     1.56%      --    --
  Gordon S. Macklin       2,692,727   63.61%    97.47% 69,924     1.65%      --    --
  Rupert J. Johnson, Jr.  2,693,244   63.62%    97.49% 69,407     1.64%      --    --
  Fred R. Millsaps        2,692,694   63.61%    97.47% 69,957     1.65%      --    --

2. RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1996:

                  % OF      % OF             % OF                % OF
               OUTSTANDING SHARES         OUTSTANDING         OUTSTANDING
        FOR      SHARES    VOTED  AGAINST   SHARES    ABSTAIN   SHARES
     --------- ----------- ------ ------- ----------- ------- -----------
     2,708,382   63.98%    98.04% 20,319     0.48%    33,950     0.80%

Templeton Emerging Markets Appreciation Fund, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. .Participants should contact Chemical Mellon Se-curities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pitts-burgh, PA 15230, to receive the Plan brochure. .To receive dividends or distri-butions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. .Whenever the Fund declares dividends in either cash or com-mon stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or ter-mination. .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

Templeton Emerging Markets Appreciation Fund, Inc.

--------------------------------------------------------------------------------
TRANSFER AGENT

Chemical Mellon Shareholder Services
Securities Transfer Services
450 West 33rd
Street, 15th Floor New York, NY 10001
800-526-0801




SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Appreciation Fund shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnTEA". The Fund's New York Stock Exchange trading symbol is TEA. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON EMERGING MARKETS
 APPRECIATION FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------


                                                                 TLTEA S95 11/95
[RECYCLED PAPER LOGO APPEARS HERE]



TEMPLETON

EMERGING

MARKETS

APPRECIATION

FUND, INC.



Semi-Annual Report
September 30, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]